Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Technical Opportunities Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Currency Strategies Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Global Absolute Return Strategies Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Global High Yield Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock China Emerging Leaders Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Fundamental All Cap Core Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Fundamental Large Cap Core Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Fundamental Large Cap Value Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Diversified Strategies Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56

Special Shareholder Meeting

Unaudited

On November 14, 2012, a Special Meeting of the Shareholders of John Hancock Funds II and each of its series, including John Hancock Multi Sector Bond Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	7,616,504,618.81	68,337,736.33
Peter S. Burgess	7,615,970,679.45	68,871,675.70
William H. Cunningham	7,617,896,790.36	66,945,564.78
Grace K. Fey	7,615,778,673.96	69,063,681.18
Theron S. Hoffman	7,615,274,624.90	69,567,730.24
Deborah C. Jackson	7,613,243,797.95	71,598,557.20
Hassell H. McClellan	7,613,775,261.17	71,067,093.97
James M. Oates	7,609,760,388.78	75,081,966.36
Steven R. Pruchansky	7,616,850,614.43	67,991,740.71
Gregory A. Russo	7,622,347,084.59	62,495,270.55
Non-Independent Trustees
James R. Boyle	7,622,433,052.00	62,409,303.15
Craig Bromley	7,617,300,092.72	67,542,262.42
Warren A. Thomson	7,620,483,794.58	64,358,560.56